UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

XO Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28271	13-3895178
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

195 Broadway, 25th Floor, New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 219-8555

462 Broadway, 6th Floor, New York, New York 10013 (Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 19, 2011, XO Group Inc. (“XO Group”) issued a press release announcing its adoption of a stock repurchase program of up to $20 million of its common stock.  A copy of XO Group’s press release announcing this program is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.  The following documents are included as exhibits to this report:

99.1	Press Release dated December 19, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XO GROUP INC. (Registrant)

Date: December 19, 2011	By:	/s/ John P. Mueller
John P. Mueller
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated December 19, 2011.